Consolidated Balance Sheets (USD $) In Thousands, unless otherwise specified	Sep. 30, 2011	Dec. 31, 2010
ASSETS
Investment in real estate, net of accumulated depreciation of $2,959 and $0	$ 318,504	$ 0
Cash and cash equivalents	77,875	124
Due from third party managers	2,681	0
Other assets	9,237	868
TOTAL ASSETS	408,297	992
LIABILITIES
Notes payable	40,165	400
Accounts payable and accrued expenses	3,595	575
TOTAL LIABILITIES	43,760	975
SHAREHOLDERS’ EQUITY
Preferred stock, value issued	0	0
Common stock, no par value, authorized 400,000,000 shares; issued and outstanding 39,349,617 and 10 shares, respectively	383,766	0
Accumulated deficit	(4,073)	(31)
Cumulative distributions paid	(15,204)	0
TOTAL SHAREHOLDERS’ EQUITY	364,537	17
TOTAL LIABILITIES AND SHAREHOLDERS’ EQUITY	408,297	992
Series A Preferred Stock [Member]
SHAREHOLDERS’ EQUITY
Preferred stock, value issued	0	0
Series B Convertible Preferred Stock [Member]
SHAREHOLDERS’ EQUITY
Preferred stock, value issued	$ 48	$ 48